UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

GREENHUNTER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33893	20-4864036
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1048 Texan Trail
GRAPEVINE, TEXAS	76051
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 410-1044

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On August 27, 2009, the Company announced that the NYSE Amex (the “Exchange”) has accepted GreenHunter’s plan, submitted to the Exchange on June 29, 2009, regarding the Company’s ability to regain compliance with the Exchange’s listing standards. Although, the Company is not currently in compliance with certain of the Exchange’s listing standards, the Exchange has granted GreenHunter until November 30, 2009 to regain compliance with Section 1003 (a)(iv) and until November 29, 2010 to regain compliance with Sections 1003 (a) (i, ii and iii) of the Exchange’s Company Guide.
Item 9.01. Financial Statements and Exhibits
     (a)      Financial Statements of Business Acquired.
     Not applicable.
     (b)      Pro Forma Financial Information.
     Not applicable.
     (c)      Shell Company Transactions.
     Not applicable.
     (d)      Exhibits.

Exhibit
Number	Exhibit Title

99.1	Press Release dated August 27, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.
Date: September 1, 2009	By:	/s/ Morgan F. Johnston
Morgan F. Johnston
Sr. VP, General Counsel and Secretary

Exhibit
Number	Exhibit Title

99.1	Press Release dated August 27, 2009.